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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-47072, 333-63818, 333-101064, 333-105102) of Curon Medical, Inc. of our reports dated February 20, 2004, relating to the financial statements and the financial statement schedule, which appear in this Annual Report of Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California

February 23, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS